UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Cell Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ON JULY 31, 2012, CELL THERAPEUTICS, INC. (THE “COMPANY”) PUBLISHED IN ITALY A DEFINITIVE NOTICE OF CALL (THE “DEFINITIVE NOTICE OF CALL”) OF THE COMPANY’S ANNUAL MEETING OF SHAREHOLDERS EXPECTED TO BE HELD ON AUGUST 31, 2012 (THE “ANNUAL MEETING”). THE FOLLOWING IS AN ENGLISH TRANSLATION OF THE DEFINITIVE NOTICE OF CALL.

ENGLISH TRANSLATION OF DEFINITIVE NOTICE OF CALL OF ANNUAL MEETING OF SHAREHOLDERS

CELL THERAPEUTICS, INC.

Registered office: 3101 Western Avenue, Suite 600

Seattle, Washington 98121, United States of America

Notice of call of Annual Meeting of Shareholders expected to be held on

August 31, 2012

To our Shareholders:

The Annual Meeting of Shareholders (the “Annual Meeting”) of Cell Therapeutics, Inc., a Washington corporation (the “Company”), is expected to be held on August 31, 2012, at 10:00 a.m. (Seattle, Washington time) at the Company’s headquarters at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, to discuss and resolve upon the following matters:

(i)	to elect directors to the Company’s Board of Directors (the “Board”);

(ii)	to approve an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 384,999,999 to 751,666,666 and the total number of authorized shares of common stock from 383,333,333 to 750,000,000;

(iii)	to approve an amendment to the Company’s 2007 Equity Incentive Plan, as amended and restated (the “2007 Equity Plan”) to increase the number of shares available for issuance under the 2007 Equity Plan by 15,000,000 shares;

(iv)	to approve the shares issued to S*BIO Pte Ltd. in connection with, or to finance, the acquisition of assets of S*BIO Pte Ltd. and at the Company’s option, to issue shares of common stock or shares of preferred stock in lieu of cash for up to 50% of the milestone payments pursuant to the asset purchase agreement entered into with S*BIO Pte Ltd. on April 18, 2012;

(v)

to approve the issuance of shares of preferred stock and shares of common stock issuable upon conversion of the preferred stock, warrants and shares of common stock issuable upon the exercise of the warrants, and at the Company’s option, the issuance of shares of common stock in lieu of cash upon exchange of such warrants issued to Socius CG II, Ltd., pursuant to the securities purchase agreement entered into in connection with the offering of Series 15 Convertible Preferred Stock on May 29, 2012;

(vi)	to ratify the selection of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2012;

(vii)	to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt any of Proposals (i) through (vi); and

(viii)	to transact such other business as may properly come before the Annual Meeting and all adjournments and postponements thereof.

Our shareholders (the “Shareholders”) are cordially invited to attend the Annual Meeting in person or via a webcast. Shareholders of record at the close of business on July 20, 2012, the record date established by the Company’s Board of Directors (the “Record Date”), will be entitled to vote at the Annual Meeting. The Shareholders shall have the right to exercise their voting rights at the Annual Meeting even if the date of the Annual Meeting is adjourned or postponed. A complete list of the Shareholders having the right to receive the call notice of the Annual Meeting and to exercise their voting rights will be available for review by the Shareholders for any reason concerning the Annual Meeting at the office of the Secretary of the Company at 3101 Western Avenue, Suite 600, Seattle, Washington 98121, beginning ten days prior to the Annual Meeting.

The Shareholders whose shares are held in Italy through Monte Titoli S.p.A. (the “Italian Shareholders”) may obtain from the intermediaries through which they hold their shares (the “Depositary Banks”) the certification for attendance at the Annual Meeting (the “Certification”), which is to be presented in order to attend the Annual Meeting and to vote in person. Alternatively, the Italian Shareholders may vote by mail, submitting the proxy card included in the proxy statement or available on the website of the United States Securities and Exchange Commission (the “SEC”) (www.sec.gov) and available on the Company’s website (www.celltherapeutics.com), as duly filed in, executed and delivered, to the Company’s headquarters, together with the Certification. The name indicated on the proxy card must exactly match with the name as printed on the Certification.

The final proxy statement has already been made available on the website of the SEC (www.sec.gov) and on the Company’s website (www.celltherapeutics.com) and in paper form at Depositary Banks and at the office of the Italian branch of the Company’s subsidiary, CTI Life Sciences Ltd (contact person: Ms. Elena Bellacicca) at Via Amedei 8, 20123 Milan. The Shareholders are cordially invited to examine the proxy statement and, in particular, the section regarding the matters to be discussed and resolved at the Annual Meeting, which will be described, in greater detail.

In order to allow the Annual Meeting to obtain a quorum required to validly resolve upon any or all of the Annual Meeting matters and to facilitate voting regarding such matters, the Company has requested certain Italian banks—unless otherwise instructed by the relevant Shareholders—to make book-entry transfers of the Company’s shares, in part or all of the shares held in the name of and in the customers’ account by such banks, to an account opened in the name of the same banks at a United States broker-dealer on the Record Date. Under the securities laws of the United States and the rules of the New York Stock Exchange, this transfer permits the Company to count these shares for the purpose of obtaining a quorum and permits such broker-dealers to vote these shares at each of the meetings for certain “routine” matters in the event that Italian Shareholders do not instruct their broker to vote the shares pursuant to the modalities provided in the proxy statement. Even if the Italian banks have agreed to perform the aforesaid transfer, the Italian Shareholders will have, in any case, the right to provide instructions to the United States broker-dealer in order to abstain from taking any action with reference to the shares, including the exercise of the voting right. As a result, should any Shareholder not exercise its voting right or give separate voting instructions on or before the date of the Annual Meeting, the transferred shares will be voted by the United States broker-dealers pursuant to the discretionary authority granted them under Rule 452 of the New York Stock Exchange.

Any Shareholder resident in Italy may also vote via Internet or by telephone if his or her shares are held directly by a United States broker-dealer’s account in the Shareholder’s name before and at least on the Record Date. Once the shares are held by a United States broker-dealer, the Shareholder may receive the Annual Meeting documentation (including the proxy statement) at his or her address, together with a Security Code to be used for voting on the website www.proxyvote.com or by calling the telephone number shown on the Annual Meeting voting documentation.

The Shareholders are kindly invited to contact their Depositary Banks so that the Shareholders can receive the Annual Meeting documentation, including the proxy card, and the instruction concerning the voting modalities.

On behalf of the Company

/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance &
Administration

July 31, 2012

The Company filed a proxy statement and other documents regarding the Annual Meeting described in this Notice of Call of Annual Meeting of Shareholders with the SEC. The Company’s shareholders are urged to read the proxy statement and other relevant materials, because they contain important information about the Company, the Annual Meeting and related matters. Shareholders may obtain a free copy of the Company’s proxy statement and other documents filed by the Company with the SEC at the SEC’s website (www.sec.gov), on the Company’s website (www.celltherapeutics.com), in paper form at the Depositary Banks and at the office of the Italian branch of the Company’s subsidiary CTI Life Sciences Ltd (contact person: Ms. Elena Bellacicca) at Via Amedei 8, 20123 Milan.